                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-49161 of Southdown, Inc. on Form S-4 of our report dated January 27, 1998, appearing in the Annual Report on Form 10-K of Southdown, Inc. for the year ended December 31, 1997, and to the reference to us under the heading "Experts" in the Joint Proxy Statement/Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP

Houston, Texas

May 19, 1998